Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

Baillie Gifford U.S. Discovery Fund

(the “Fund”)

Supplement dated May 23, 2024 to the Prospectus,
dated April 29, 2024, as supplemented or revised from time to time.

The status of the Fund under the Investment Company Act of 1940, as amended, has changed from “non-diversified” to “diversified.” This change of classification has occurred because the portfolio managers have managed the Fund’s portfolio as diversified continuously for at least three years. Therefore:

1.	The following statement in the fifth paragraph of the section titled “Principal Investment Strategies” relating to the Fund in the “Fund Summaries” section of the Prospectus is hereby deleted:

The Fund intends to operate as a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries, or sectors.

2.	“Non-Diversification Risk” is hereby removed from the section titled “Principal Risks” relating to the Fund in the “Fund Summaries” section of the Prospectus.

3.	The sixth paragraph of the “Investment Strategies” disclosure relating to the Fund under the “Principal Investment Strategies” heading under “Additional Information about Principal Strategies and Risks” section in the Prospectus is hereby restated in its entirety as follows:

The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. The intended outcome is a portfolio of between 40 and 75 growth stocks with the potential to outperform the Russell 2500 Growth Index over the long term. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. Consistent with this investment outlook, the portfolio managers seek to identify companies with the potential to sustain financial growth over the long term. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

4.	The marking under “Non-Diversification Risk” with respect to the Fund is hereby removed from the table in the section titled “Additional Risks” in the “Principal Investment Risks” section of the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE